EXHIBIT 3(ii)
                    Union National Financial Corporation's
                             Amended By-laws.
                  (Incorporated by reference to Exhibit 3(ii)
                    to Union National Financial Corporation's
                        Registration Statement No. 333-27837
                      on Form S-8, filed with the Commission on
                   May 27, 1997) and the Amendment thereto
                          dated November 14, 1998.